Exhibit 99.1

SPHERIX LD Micro Conference June 2016 1

The following presentation is an outline of matters for informational purposes only . This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Spherix, Inc . (“Spherix”, “we” or “us”) . • While we believe the information provided herein is reliable, as of the date hereof, neither Spherix nor any of its affiliates, subsidiaries, directors, officers, employees, agents or consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law . The following presentation is intended as a summary only, contains selected information and does not purport to be all - inclusive or to contain all of the information that may be relevant to a decision to invest in our securities . You should not rely upon this document in evaluating the merits of investing in our securities . Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission (“SEC”) . Certain information contained herein has been obtained from or published by third - party sources we believe to be reliable, but neither Spherix nor any of its affiliates, subsidiaries, directors, officers, employees, agents or consultants makes any representation as to such information’s accuracy, completeness or fairness . • The following presentation, and any prospectus that may be filed by Spherix, contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Those statements include statements regarding the intent and belief or current expectations of Spherix and its affiliates and subsidiaries and their respective management teams . These statements may be identified by the use of words like “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “will”, “should”, “seek” and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein . Prospective investors are cautioned that any such forward - looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward - looking statements . Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC . Neither Spherix nor any of its affiliates undertakes any obligation to update and forward - looking statements for any reason, even if new information becomes available or other events occur in the future . • This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice . You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in Spherix’s securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in Spherix . • Spherix files annual, quarterly and current reports, proxy statements and other information with the SEC . Our filings with the SEC contain important information regarding Spherix , its business, financial condition, results of operations and prospects . You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings . Our business, financial condition, results of operations and prospects may have changed materially since any such date . You are advised to carefully review the “Risk Factors” set forth in our Form S - 1 filed with the SEC . • Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document . In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate . We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC . If anyone provides you with different or inconsistent information, you should not rely on it . • Our filings with the SEC are available to the public on, and may be reviewed at, the SEC’s internet website http : // www . sec . gov and on Spherix’s web site http : // www . Spherix . com . You may also read and copy any document that Spherix files with the SEC at the SEC’s Public Reference Room, 100 F Street, N . E . , Washington, D . C . 20549 . LEADING LEADING INNOVATION THROUGH INVENTION Legal Disclaimer 2

Spherix is committed to the fostering of technology and the monetization of intellectual property . Spherix draws on portfolios of pioneering technology patents to partner with and support product innovation . NASDAQ: SPEX Market Cap: $7.9 Million Shares Outstanding: 3,174,251 Total Cash: $6,220,000 Average Daily Volume: 363,995 Debt: 0 LEADING LEADING INNOVATION THROUGH INVENTION Background 3

Our patent portfolio consists of assets acquired from both Harris Corporation and the acquisition of patents from globally recognized technology innovator, Rockstar Consortium. Rockstar was owned by Apple, Microsoft, Sony, Blackberry and Ericsson. Rockstar’s patents were originally owned and invented by Nortel and have been independently vetted and rated as valuable IP. Spherix continues to monetize these assets with the assistance of Equitable IP, through a mutually beneficial joint venture that helps reduce expenses. LEADING LEADING INNOVATION THROUGH INVENTION Spherix’s Patent Portfolio 4

Entered into a second license agreement with RPX Corporation in which Spherix received a cash payment of $4.375MM and return of all of the Series H Preferred stock, valued on the Company’s books at $31MM at the time of issuance. Filed additional patent infringement cases against L3 Communications Inc., TW Telecommunications Inc., Fairpoint Communications Inc. Additional suits planned. Entered into a collaborative agreement with Equitable IP to monetize a portion of Spherix's patent portfolio. Equitable IP is a patent enforcement and monetization fund that has brought together key leadership from the areas of investment fund management, patent litigation, and patent monetization strategy. LEADING LEADING INNOVATION THROUGH INVENTION 2016 Highlights 5

Well funded patent enforcement entity with zero debt. Assets proven to be highly valuable as evidenced by multiple licenses, including recent multimillion dollar licenses with RPX Corporation. Dramatic cost improvements over last two quarters. Continued monetization program of existing assets. High caliber management team. LEADING LEADING INNOVATION THROUGH INVENTION Investment Opportunity 6

$- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 1 Year Revenues 5 Year Revenues 7 Year Revenues 10 Year Revenues Total Size of Potential Impacted Target Revenues ($M) Switches Routers Optical Equipment Totals LEADING LEADING INNOVATION THROUGH INVENTION Remaining Total Addressable Market for Spherix’s Patents Exceeds $50B 7

ANTHONY HAYES , CEO AND BOARD MEMBER Mr . Hayes has successfully monetized patents through all known monetization methods, including portfolio optimization and licensing brought against companies such as Broadcom, Nokia, Ericsson, Tellabs, and Alcatel - Lucent . Mr . Hayes is also a consultant to several IP licensing companies . Mr . Hayes is an attorney and former partner at an AMLaw 100 firm . Mr . Hayes has received national recognition during his legal career, including : Special recognition by President George W . Bush, American Board of Trial Advocates Young Lawyer of the Year ; and City of Columbia " 20 Under 40 . " Mr . Hayes earned a Juris Doctor from Tulane University School of Law in 1995 and prior to law school, Mr . Hayes worked on the floor of the NYMEX on Wall Street . He also has his B . A . in Economics from Mary Washington College in Fredericksburg, Virginia . Mr . Hayes has been named to the IAM Strategy 300 – The World’s Leading IP Strategists, Intellectual Asset Management’s (IAM) annual listing of those individuals identified by IAM as offering operating companies and other IP owners world - class advice on maximizing the value of their intellectual property . LEADING LEADING INNOVATION THROUGH INVENTION Spherix Management 8 Education: Experience:

Spherix Management

SPHERIX

FRANK REINER, INTERIM CFO & VICE PRESIDENT LICENSING

Frank Reiner is a seasoned and experienced patent licensing and monetization professional. Before joining Spherix Frank was employed as the Vice President of Global Licensing for the Kudelski Group where his primary role is licensing a digital video patent portfolio. Prior to that Frank was the Vice President of Patent Licensing and Acquisition for Flextronics International Ltd. where he managed patent assertions made against Flextronics designed products and was responsible for building a defensive patent portfolio via internal innovation, invention and through patent acquisitions. Previously, Frank was a Partner at Intellectual Value Creation Services, LLC whose charter was to work as a patent monetization team for the IP Investment Group at Coller Capital supporting patent acquisitions, sales and licensing both from a technical and business perspective. Frank started his patent and licensing career at InterDigital Communications, LLC as the Senior Director of Licensing where he was responsible for InterDigital's patent licensing program in the cellular and wireless space. He participated in numerous patent license negotiations and patent infringement litigations, and he supported, patent prosecution and the management of existing patent license agreements. Frank started his career as a software engineer in the defense industry where he developed high-end aircraft and tank simulators for the U.S. military. He achieved multiple positions of higher responsibility at General Electric, Martin Marietta and Lockheed Martin. He received a BS in Computer Science from Embry-Riddle Aeronautical University and an MBA from Villanova University.

Experience: Kudelski Group, Flextronics, InterDigital, GE, Martin Marietta, Lockheed Martin

Education: Embry-Riddle Aeronautical University, Villanova University

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DARRELL G . DOTSON, Ph . D . , J . D . , VICE PRESIDENT AND GENERAL COUNSEL Mr . Dotson has practiced as a patent attorney since 1997 , focusing on patent infringement litigation and licensing . He was admitted to the U . S . Patent and Trademark Office Bar in 1999 . In court, he has successfully argued several Markman hearings and has had significant in - court roles in large, complex infringement bench and jury trials, in both the U . S . district courts and at the U . S . International Trade Commission . He also argued and won a patent case at the Court of Appeals for the Federal Circuit . He has significant patent monetization and licensing experience, having settled scores of patent infringement cases . He started his legal career in 1997 at the leading intellectual property boutique in the U . S . at the time, Arnold, White & Durkee . While there, he specialized in patent litigation involving complex biotechnology patents . In 2004 , he accepted a position as in - house Senior Counsel at Amgen Incorporated . In addition to a heavy involvement in Amgen’s litigation, he also worked closely with Amgen sales and marketing people on their messaging, managed foreign patent prosecution dockets, worked with in - house specialty attorneys in other departments, and assisted in the drafting of SEC filings and letters to the FDA . In 2009 , Darrell moved to the Eastern District of Texas and continued his patent litigation practice . He specialized in patent monetization and licensing, and settled scores of cases involving diverse technologies with settlements totaling millions of dollars . He also represented clients in a variety of non - patent federal and state cases, including cases involving the Texas Deceptive Trade Practices Act, ERISA, breach of contract, trade secret misappropriation, conversion, unjust enrichment and trademark infringement . As General Counsel of Spherix , Darrell has managed all of Spherix’s patent litigations and ongoing patent prosecution and has worked closely with Spherix’s SEC attorneys . He is one of three members of the Spherix team, who successfully closed two deals with RPX Corporation during the past six months with a total cash value of over $ 10 million . LEADING LEADING INNOVATION THROUGH INVENTION Spherix Management 10

Please Contact: Spherix Inc. Investor Relations Department 6430 Rockledge Drive, Suite 503, Bethesda, Maryland 20817 Tel.: (703) 992 - 9325 info@spherix.com Investor Relations: Brett Maas, Managing Partner Hayden IR 15879 N. 80 th Street Scottsdale, AZ 85260 Office: (646) 536 - 7331 Mobile: (480) 861 - 2425 Brett@haydenir.com www.haydenir.com Twitter: @HaydenIR LEADING LEADING INNOVATION THROUGH INVENTION For More Information 11